Exhibit 10.6

WinVest Acquisition Corp.

AMENDMENT NO. 1 TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is entered into effective as of December 31, 2021, by WinVest Acquisition Corp., a Delaware corporation (“Maker”), and WinVest SPAC LLC, a Delaware limited liability company (the “Payee,” and, together with Maker, the “Parties”).

RECITALS:

WHEREAS, on March 16, 2021, Maker executed that certain Promissory Note in the original principal amount of $300,000.00, payable to the Payee (the “Note”); and

WHEREAS, the Parties desire to amend the Note to extend the maturity date of the Note, and each Party acknowledges the mutual benefits of so amending the Note.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Section 1 of the Note is hereby amended and restated in its entirety to read as follows:

1. Principal. The principal balance of this Note shall be payable by Maker on the date on which Maker consummates its initial business combination. The Payee, by providing written notice to Maker, may elect to convert any portion or all of the amount outstanding under this Note into private warrants to purchase shares of common stock of the Maker at a conversion price of $0.50 per warrant. The terms and conditions of such private warrants shall be as described in the registration statement and prospectus filed with the Securities and Exchange Commission in connection with the initial public offering (the “IPO”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives on March 27, 2022.

WINVEST ACQUISITION CORP.,
a Delaware corporation

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer and Chief Financial Officer

WINVEST SPAC LLC,
a Delaware limited liability company

By:	/s/ Jeff LeBlanc
Name:	Jeff LeBlanc
Title:	Manager